UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019 (December 10, 2019)

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 CirclePoint Road, Suite 140, Westminster, CO		80020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ABIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 10, 2019, ARCA biopharma, Inc., a Delaware corporation (the “Company”), held its 2019 Annual Meeting of Stockholders at which the Company’s stockholders voted upon (i) the election of Company nominees, Drs. Linda Grais and Anders Hove, to the Company’s Board of Directors for a three-year term ending at the 2022 Annual Meeting of Stockholders, (ii) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers and (iv) to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

The stockholders elected the director nominees, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, approved the resolution concerning the advisory vote on the compensation of the Company’s named executive officers and indicated a preferred frequency of advisory votes on the compensation of the Company’s named executive officers of every year.  The tabulation of votes cast with respect to each matter voted upon, as applicable, was as follows:

1. Election of Directors:

Nominee	For	Withheld	Broker Non-Votes
Dr. Linda Grais	253,539	41,420	850,165
Dr. Anders Hove	253,786	41,173	850,165

2. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstentions	Broker Non-Votes
1,122,197	13,049	9,878	—

3. Executive Compensation:

For	Against	Abstentions	Broker Non-Votes
257,538	30,856	6,565	850,165

4. Frequency of Compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
276,499	7,204	9,362	1,894	850,165

In light of the vote of the Company’s stockholders indicating a preferred frequency of advisory votes on compensation of the Company’s named executive officers of every year, the Company will include a stockholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of stockholder votes on the compensation of executives under Section 14(a)(2) of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2019

ARCA biopharma, Inc.
(Registrant)

	By:	/s/ Brian L. Selby
		Name:	Brian L. Selby
		Title:	Vice President, Finance and Chief Accounting Officer